UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

AMENDMENT NO.1 TO FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   June 18, 2010

DEYU AGRICULTURE CORP.
(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 808, Tower A,
Century Centre, 8 North Star Road
Beijing, People’s Republic of China
 (Address of Principal Executive Offices)

86-13828824414
 (Issuer Telephone number)

 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 5.02 of Form 8-K filed previously on June 23, 2010 (the “Original Form 8-K”), for the sole purpose of including a copy of the employment agreement between the Company and David Lethem, the Company’s newly appointed Chief Financial Officer, dated June 18, 2010. This amendment is limited in scope to such correction and does not amend, update, or change any other items or disclosures contained in the Original Form 8-K. All other information in the Original Form 8-K remains unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Officers

On June 18, 2010, we appointed the following persons to serve as new officers of Deyu Agriculture Corp. (the “Company”). Set forth below is a brief description of our new officers’ experience and an indication of directorship he has held in other companies, if any, subject to the reporting requirements under the federal securities laws.

Name	Age	Position
Wenjun Tian	36	President and Executive Director
Jianbin Zhou	42	Chief Operating Officer
David Lethem	51	Chief Financial Officer
Junde Zhang	39	Vice President for the Grains Division
Yongqing Ren	29	Vice President for the Corn Division
Li Ren	47	Vice President for the Brand Operation

Mr. Wenjun Tian, Age 36, President and Executive Director

Mr. Tian is the President and Executive Director of the Company. Between September 2003 and December 2007, Mr. Tian served as the Chairman of Shanxi Dongsheng Auction Co., Ltd. Between January 2008 and November 2009, Mr. Tian served as the Chairman of Dongsheng International Investment Inc. He has been a director of Detian Yu Biotechnology (Beijing) Co., Ltd. (“Detian Yu”), one of our subsidiaries, since December 2009.

Mr. Tian is the holder of an undergraduate degree and has over 10 years experience in corporate management. Mr. Tian is particularly experienced in investment in agricultural enterprises.

Mr. Jianbin Zhou, Age 42, Chief Operating Officer

Mr. Zhou is the Chief Operating Officer of the Company. Between January 2005 and December 2006, Mr. Zhou served as the General Manager of Beijing Kangqiaoshidai Education Development Co., Ltd. Between January 2007 and October 2008, he was the General Manager of Antai Global (Beijing) Risk Management Co., Ltd. Mr. Zhou also served as the Vice President of Dongsheng International (Beijing) Investment Co., Ltd. between October 2008 and August 2009. Mr. Zhou has been a director of Detian Yu since August 2009.

Mr. Zhou is the holder of an undergraduate degree.

Mr. David Lethem, Age 51, Chief Financial Officer

Mr. Lethem is the Chief Financial Officer of the Company. He is an Internal Audit/Sarbanes Oxley compliance expert with over 25 years of auditing, accounting, finance, and operations management. Between May 2005 and February 2006, Mr. Lethem was the Internal Audit Manager of Source Interlink Company where he implemented the internal audit and Sarbanes Oxley compliance for the company. Between February 2006 and November 2007, he served as the Director of Internal Audit of NeoMedia Technologies, Inc., a company located in Atlanta, Georgia. Since November 2007, Mr. Lethem has been serving as the President of Audit Management Solutions, Inc.

Mr. Lethem graduated from the University of Dubuque with a Bachelor of Arts degree in 1981 and the California Coast University with a MBA degree in 2007. He is also a certified internal auditor.

Mr. Junde Zhang, Age 39, Vice President for the Grains Division

Mr. Zhang is the Vice President of the Company responsible for the operation of the Grains Division. Since April 2004, he has been the Production Director and the General Manager of our Cereal Crops Division. Mr. Zhang is a successful entrepreneur and was appointed as a member of the Yuci People’s Congress. He was awarded the honorable title of Industrial Restructuring Leader by the Yuci Municipal Government.

Mr. Zhang is the holder of an undergraduate degree and has over 10 years of experience in grain breeding, cultivation, processing, marketing and management.

Mr. Yongqing Ren, Age 29, Vice President for the Corn Division

Mr. Ren has been the Vice President and General Manager of the Company’s Corn Division since April 2004. He was conferred the honorable title of Industrial Restructuring Leader for two consecutive years and the prize of Top Ten Youth Career Development Contributor by the Yuci Municipal Government.

Mr. Ren is the holder of an undergraduate degree. He is well experienced in corn breeding, cultivation, processing, marketing and management.

Mr. Li Ren, Age 47, Vice President for the Brand Operation

Mr. Ren is the Vice President of the Company in charge of the Brand Operation. He is one of the most well known senior brand managers in the consumer goods industry of China. Between May 1998 and June 2001, Mr. Ren served as the director of Marketing, Administration and Human Resources with Hebei Hualong Group. Between 2003 and 2006, Mr. Ren was the Vice President of Hebei Zhongwang Group and successfully established Beijing Wu Gu Dao Chang Company. Thereafter, he became a free lance brand planner. During the period of June 2007 to March 2008, Mr. Ren helped integrate the brands of White Elephant Group and in 2009, he completed the assignment of the brands of Chengde Wu Gu Agricultural Farm and the strategic planning for the city brands of Urban Zhejiang Jiaxing Nanhu Company. Mr. Ren also established a partnership consulting company in November 2009.

Mr. Ren is very experienced in the areas of brand core concept refining, brand structure systemization, brand strategic planning and brand integration and marketing communication. He is one of the few experts in local brand development area in China. Mr. Ren is the holder of an undergraduate degree.

Family Relationships

There are no family relationships between the officers or directors of the Company.

Employment Agreements

On June 18, 2010, the Company entered into an employment agreement with Mr. David Lethem pursuant to which Mr. Lethem was hired as the Chief Financial Officer of the Company for a term of three (3) years and compensation of $10,000 per month. A copy of the employment agreement is attached hereto as Exhibit 10.1.

To date, we have not entered into employment agreements with any other members of our executive officers.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between David Lethem and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEYU AGRICULTURE CORP.

Date: July 6, 2010	By:	/s/ Jianming Hao
Jianming Hao Chief Executive Officer

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